Report of Independent
Auditors

To the Board of Directors
Legg Mason Investment Trust,
Inc. Legg Mason Opportunity
Trust

In planning and performing our
audit of the financial statements
of Legg Mason Opportunity Trust
(the "Trust") for the year ended
December 31, 2001, we
considered its internal control,
including control activities for
safeguarding securities, in order
to determine our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements of
Form N-SAR, not to provide
assurance on internal control.

The management of Trust is
responsible for establishing and
maintaining internal control.  In
fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits and
related costs of controls.
Generally, controls that are
relevant to an audit pertain to the
entity's objective of preparing
financial statements for external
purposes that are fairly presented
in conformity with accounting
principles generally accepted in
the United States.  Those controls
include the safeguarding of assets
against unauthorized acquisition,
use, or disposition.

Because of inherent limitations in
internal control, error or fraud
may occur and not be detected.
Also, projection of any
evaluation of internal control to
future periods is subject to the
risk that it may become
inadequate because of changes in
conditions or that the
effectiveness of the design and
operation may deteriorate.

Our consideration of internal
control would not necessarily
disclose all matters in internal
control that might be material
weaknesses under standards
established by the American
Institute of Certified Public
Accountants.  A material
weakness is a condition in which
the design or operation of one or
more of the internal control
components does not reduce to a
relatively low level the risk that
misstatements caused by error or
fraud in amounts that would be
material in relation to the
financial statements being
audited may occur and not be
detected within a timely period
by employees in the normal
course of performing their
assigned functions.  However, we
noted no matters involving
internal control and its operation,
including controls for
safeguarding securities, that we
consider to be material
weaknesses as defined above as
of December 31, 2001.

This report is intended solely for
the information and use of
management and the Board of
Directors of the Trust and the
Securities and Exchange
Commission and is not intended
to be and should not be used by
anyone other than these specified
parties.

ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
February 4, 2002